Exhibit 10.1

[EXECUTION COPY]

SECOND AMENDMENT

THIS SECOND AMENDMENT dated as of March 13, 2008 (this “Amendment”) to that certain Credit and Guaranty Agreement referenced below is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), SZR US INVESTMENTS, INC., VENTAS SSL HOLDINGS, INC., EC LEBANON REALTY, LLC, EC HAMILTON PLACE REALTY, LLC, KINGSPORT NOMINEE, LP, KNOXVILLE NOMINEE, LP and HENDERSONVILLE NOMINEE, LP in their capacities as additional borrowers (collectively, the “Additional Borrowers”, and together with the Parent Borrower, the “Borrowers”), the Guarantors, the lenders identified on the signature pages hereto as Existing Lenders (the “Existing Lenders”), the Persons identified on the signature pages hereto as New Lenders (the “New Lenders”, and together with the Existing Lenders, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit and Guaranty Agreement, dated as of April 26, 2006, by and among the Parent Borrower, the Guarantors, the Existing Lenders, and the Administrative Agent, as modified by that certain Modification Agreement, dated as of March 30, 2007 and as amended by that certain First Amendment dated as of July 27, 2007 (as further amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Parent Borrower has requested to (i) add the Additional Borrowers as “Borrowers” under the Existing Credit Agreement; (ii) increase the Total Revolving Committed Amount using the “accordion option” from $600,000,000 to $700,000,000; (iii) re-set the “accordion option” set forth in Section 2.1(d) of the Existing Credit Agreement to $150,000,000, (iv) amend the definition of “Borrowing Base” in the Existing Credit Agreement to account for certain additional Indebtedness of the Borrower and to provide that the Borrowing Base shall not be applicable so long as the Parent Borrower maintains an investment grade debt rating from either S&P or Moody’s, (v) amend certain other related provisions of the Existing Credit Agreement;

WHEREAS, the foregoing requested amendments require the consent of the Required Lenders; and

WHEREAS, the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined in Subpart 3.1), the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendments to Introductory Paragraphs. The first three introductory paragraphs of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

CREDIT AND GUARANTY AGREEMENT, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, this “Credit Agreement”), among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), SZR US INVESTMENTS, INC. a Delaware corporation, VENTAS SSL HOLDINGS, INC., a Delaware corporation, EC LEBANON REALTY, LLC, a Delaware limited liability company, EC HAMILTON PLACE REALTY, LLC, a Delaware limited liability company, KINGSPORT NOMINEE, LP, a Delaware limited partnership, KNOXVILLE NOMINEE, LP a Delaware limited partnership and HENDERSONVILLE NOMINEE, LP a Delaware limited partnership (collectively, the “Additional Borrowers”, and together with the Parent Borrower, the “Borrowers”), VENTAS, INC., a Delaware corporation (“Ventas”), and certain Subsidiaries of Ventas identified herein, as Guarantors, the Lenders identified herein, including Bank of America, N.A., as Issuing Bank for the Letters of Credit hereunder, Bank of America, N.A. as Administrative Agent, Calyon New York Branch and Citicorp North America, Inc., as Co-Syndication Agents, and Merrill Lynch & Co. Inc. and UBS Securities LLC, as Co-Documentation Agents.

INTRODUCTORY STATEMENT

A $300,000,000 revolving credit facility was established in favor of the Parent Borrower pursuant to the terms of that certain Third Amended and Restated Credit, Security and Guaranty Agreement dated as of September 8, 2004 among the Parent Borrower, the guarantors identified therein and the lenders identified therein (as amended by that certain Amendment No. 1 dated as of May 6, 2005 and as otherwise modified or amended from time to time, the “Prior Credit Agreement”).

The Parent Borrower has requested that the Administrative Agent, on behalf of the Lenders under the Prior Credit Agreement, release all collateral previously pledged in connection with the Prior Credit Agreement, and has requested certain modifications to the Prior Credit Agreement and the Administrative Agent and the Lenders have agreed to such modifications on the terms and conditions set forth herein.

SUBPART 2.2 Amendments to Section 1.1.

(a) Clause (b) of the definition of “Applicable Percentage” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(b) In the event that the Parent Borrower achieves an investment grade Debt Rating by S&P or Moody’s, the Parent Borrower may, upon written notice to the Administrative Agent, elect to convert to the ratings-based pricing grid set forth below; provided that the Parent Borrower shall automatically convert to the ratings-based pricing grid set forth below to the

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extent that the Parent Borrower has made an election to the ratings-based pricing grid under the Canadian Facility. Any such election to the ratings-based pricing grid below may be made only one time after the Closing Date and shall be irrevocable.

		Revolving Loans
Pricing Level	Debt Rating S&P/Moody’s	Applicable Percentage for Eurodollar Rate Loans	Applicable Percentage for Base Rate Loans
1	BBB-/Baa3	0.90%	0.00%
2	BBB/Baa2	0.80%	0.00%
3	BBB+/Baa1	0.65%	0.00%

Initially, the Applicable Percentage shall be determined based upon the Debt Rating effective at the time of the Parent Borrower’s election to convert to a ratings-based pricing grid. Thereafter, each change in the Applicable Percentage resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Parent Borrower to the Administrative Agent of notice thereof and ending on the day immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the day immediately preceding the effective date of the next such change. If the Parent Borrower achieves an investment grade Debt Rating by both S&P and Moody’s and the respective Debt Ratings issued by S&P and Moody’s differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 3 being the highest and the Debt Rating for Pricing Level 1 being the lowest). If the Parent Borrower achieves an investment grade Debt Rating by both S&P and Moody’s, but there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level higher than the Pricing Level of the lower Debt Rating shall apply. If the Parent Borrower has only one investment grade Debt Rating, then that Debt Rating shall apply. If the Parent Borrower has elected to convert to a ratings-based pricing grid as provided above but the Parent Borrower fails to maintain an investment grade Debt Rating by at least one of S&P or Moody’s, then the Applicable Percentage shall be determined pursuant to clause (a) above during the period commencing on the date of the public announcement thereof and ending on the Revolving Commitment Termination Date.

(b) The definition of “Borrower” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Borrower” shall mean individually and collectively, as appropriate, the Parent Borrower and each Additional Borrower, and their respective permitted successors.

(c) The definition of “Borrowing Base” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” shall mean, at any time, an amount equal to sixty-five percent (65%) of the Consolidated UAP Property Value minus the aggregate principal amount of Revolving Obligations (as defined in the Canadian Facility) outstanding under the Canadian Facility; provided, however, at all times during which the Parent Borrower maintains an investment grade Debt Rating from either S&P or Moody’s, the “Borrowing Base” shall equal the Total Revolving Committed Amount.

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(d) The definition of “Change in Control” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Change in Control” shall mean either (a) a Person or an Affiliated Group shall acquire thirty-five percent (35%) or more of any class of the voting stock of Ventas, and the Borrowers shall not have repaid all of the outstanding Obligations in full in cash, Cash Collateralized all outstanding Letters of Credit in an amount equal to one hundred percent (100%) of the then current LOC Obligations and terminated the Commitments within forty-five (45) days after such Person or Affiliated Group shall have acquired such percentage of such stock; or (b) Ventas shall cease to be the sole general partner of the Parent Borrower; or (c) Ventas shall cease to own sixty percent (60%) or more of the partnership interests in the Parent Borrower.

(e) The definition of “Debt Rating” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s of the Parent Borrower or the Parent Borrower’s non-credit-enhanced, senior unsecured long-term debt.

(f) The definition of “Fee Letter” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Fee Letter” shall mean that certain letter agreement dated as of March 6, 2006 between the Parent Borrower and the Administrative Agent, relating to the payment of certain fees, as such letter agreement may be amended, modified or supplemented from time to time by a written instrument executed by the parties thereto.

(g) The definition of “Guarantors” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Guarantors” shall mean (a) Ventas and (b) any Subsidiary of Ventas that guarantees the loans and obligations hereunder pursuant to the terms hereof, in each case with their successors and permitted assigns; provided, however, that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its obligations hereunder are released in accordance with the terms of this Credit Agreement and Ventas Capital Corporation is a guarantor only to the extent set forth in Section 9.1.

(h) The definition of “Permitted Liens” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to add the following a new clause (h) immediately following the existing clause (g) and the word “and” at the end of subclause (f) shall be deleted and the “.” at the end of subclause (g) shall be replaced with “; and”:

“and (h) any lease or sublease of a real Property in favor of Ventas Ontario SSL II, Inc. or a third party subtenant.”

(i) Clause (d) of the definition of “UAP Property” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(j) that is (i) leased to or managed by Sunrise, Kindred, Brookdale or any other tenant or operator of any Property owned or leased by a Credit Party as of the Closing Date, (ii) leased to or managed by another acceptable third party operator or tenant on market terms or otherwise acceptable to the Administrative Agent, or (iii) operated by a member of the Consolidated Group;

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(k) The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in their appropriate alphabetical order:

“Additional Borrowers” shall have the meaning given to such term in the initial paragraph of this Credit Agreement.

“Canadian Facility” shall mean, that certain Credit and Guaranty Agreement dated as of March 13, 2008 among Ventas Realty, Limited Partnership, Ventas SSL Ontario II, Inc. and Ventas SSL Ontario III, Inc., each as a Borrower, the guarantors referred to therein, the lenders referred to therein and Bank of America, N.A., as administrative agent, Banc of America Securities LLC and Calyon New York Branch, as joint lead arrangers and joint book managers.

“Parent Borrower” shall mean Ventas Realty, Limited Partnership, a Delaware limited partnership.

“Sunrise” shall mean Sunrise Senior Living, Inc. and its subsidiaries.

SUBPART 2.3 Amendments to Section 1.4(a). The parenthetical “(including any Organization Document)” set forth clause (i) of the fifth sentence of Section 1.4(a) of the Existing Credit Agreement is hereby amended to read “(including any Organizational Document)”.

SUBPART 2.4 Amendments to Section 2.1(a). To reflect the terms of that certain Modification Agreement dated as of March 30, 2007 by and among the Parent Borrower, the guarantors, the Lenders and the Administrative Agent, pursuant to which the Total Revolving Committed Amount was increased by $100 million from $500 million to $600 million, and the request of the Parent Borrower to further increase the Total Revolving Committed Amount as permitted by Section 2.1(d) of the Existing Credit Agreement simultaneously with this Amendment the words “FIVE HUNDRED MILLION DOLLARS ($500,000,000)” set forth in clause (i) of the proviso at the end of the first sentence of Section 2.1(a) of the Existing Credit Agreement are hereby amended to read “SEVEN HUNDRED MILLION DOLLARS ($700,000,000)”.

SUBPART 2.5 Amendments to Section 2.1(b). To reflect the terms of that certain Modification Agreement dated as of March 30, 2007 by and among the Parent Borrower, the guarantors, the Lenders and the Administrative Agent, and the request of the Parent Borrower to further increase the Total Revolving Committed Amount simultaneously with this Amendment (and to reflect the terms of Section 2.1(d)(ix) of the Existing Credit Agreement) pursuant to which concurrently with the increase in the Total Revolving Committed Amount, the LOC Committed Amount shall be increased proportionately such that the LOC Committed Amount equals $105 million, the words “SEVENTY-FIVE MILLION DOLLARS ($75,000,000)” set forth in clause (i) of the proviso at the end of the first sentence of Section 2.1(b) of the Existing Credit Agreement are hereby amended to read “ONE HUNDRED FIVE MILLION DOLLARS ($105,000,000)”.

SUBPART 2.6 Amendments to Section 2.1(d). The introductory sentence of Section 2.1(d) and subclause (vi) of Section 2.1(d) of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

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(d) Increase in Total Revolving Committed Amount. Subject to the terms and conditions set forth herein, the Borrower may at any time, or from time to time, upon notice to the Administrative Agent increase the Total Revolving Committed Amount by up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) in the aggregate; provided that:

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(vi) after giving effect to any such increase, the aggregate amount of the Revolving Commitments shall not exceed EIGHT HUNDRED FIFTY MILLION DOLLARS ($850,000,000);

SUBPART 2.7 Amendments to Section 2.4(e). Section 2.4(e) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(e) Notes. To the extent requested by a Lender, the Revolving Loans shall be evidenced by the Revolving Notes, and to the extent requested by the Swingline Lender, the Swingline Loans shall be evidenced by the Swingline Note.

SUBPART 2.8 Amendments to Section 2.5(a). The first sentence of Section 2.5(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 2.5 Facility Fees, Letter of Credit Fees and Other Fees.

(a) The Borrowers agree to pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Revolving Commitment Percentage, a facility fee at a per annum rate equal to twenty basis points (0.20%) of the actual daily amount of the Total Revolving Committed Amount (as such amount may be reduced pursuant to Section 2.6 below), regardless of usage, or, if the Revolving Commitments have terminated, on the outstanding amount of all Revolving Loans, Swingline Loans and LOC Obligations, (the “Facility Fee” and collectively, for all the Revolving Lenders, the “Facility Fees”); provided that during the period that the Applicable Percentage is determined by clause (b) of the definition of “Applicable Percentage”, the Facility Fee shall be fifteen basis points (0.15%).

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SUBPART 2.9 New Section 2.15. The following new Section 2.15 shall be added immediately following Section 2.14 of the Existing Credit Agreement and shall read as follows:

2.15 Joint and Several Liability of the Borrowers.

(a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

(b) Each of the Borrowers hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations arising under this Credit Agreement and the other Fundamental Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

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(c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

(d) The obligations of each Borrower under the provisions of this Section 2.15 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

(e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement), or of any demand for any payment under this Credit Agreement (except to the extent demand is expressly required to be given pursuant to the terms of this Credit Agreement), notice of any action at any time taken or omitted by the Lender under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.15, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.

(f) The provisions of this Section 2.15 are made for the benefit of the Administrative Agent, Issuing Bank, Swingline Lender, the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Borrowers or to exhaust any remedies available to it against any of the other Borrowers or to resort to any other source or

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means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated and in effect as though such payment had not been made.

(g) Notwithstanding any provision to the contrary contained herein or in any other Fundamental Document, the obligations of each Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

(h) The Parent Borrower and the Additional Borrowers hereby agree as among themselves that, in connection with payments made hereunder, each such Person shall have a right of contribution from each other Borrower in accordance with applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the Commitments relating thereto shall have expired or been terminated, and none of the Parent Borrower or any Additional Borrower shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the Commitments relating thereto shall have expired or been terminated.

SUBPART 2.10 New Section 2.16. The following new Section 2.16 shall be added immediately following Section 2.15 of the Existing Credit Agreement and shall read as follows:

Section 2.16 Appointment of Parent Borrower as Legal Representative for Credit Parties.

Each of the Credit Parties hereby appoints the Parent Borrower to act as its exclusive legal representative for all purposes under this Credit Agreement and the other Fundamental Documents (including, without limitation, with respect to all matters related to Borrowings and the repayment of Loans and Letters of Credit as described in Article II and Article III hereof). Each of the Credit Parties acknowledges and agrees that (a) the Parent Borrower may execute such documents on behalf of all the Credit Parties (whether as Borrowers or Guarantors) as the Parent Borrower deems appropriate in its reasonable discretion and each Credit Party shall be bound by and obligated by all of the terms of any such document executed by the Parent Borrower on its behalf, (b) any notice or other communication delivered by the Administrative Agent or any Lender hereunder to the Parent Borrower shall be deemed to have been delivered to each of the Credit Parties and (c) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any document or agreement executed by the Parent Borrower on behalf of the Credit Parties (or any of them). Other than with respect to Borrowings, the Borrowers shall act through the Parent Borrower for all purposes under this Credit Agreement and the other Credit Documents. Notwithstanding anything contained herein to the contrary, to the extent any provision in this Credit Agreement requires any Credit Party to interact in any manner with the Administrative Agent or the Lenders, such Credit Party shall do so through the Parent Borrower.

SUBPART 2.11 Amendments to Section 4.1(a), (c) and (e). Section 4.1(a), (c) and (e) of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

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Section 4.1 Existence and Power.

(a) The Parent Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business and is in good standing in all jurisdictions where both (i) the nature of its properties or business so requires and (ii) the failure to be in good standing is reasonably likely to have a Material Adverse Effect. Ventas is the sole general partner of the Parent Borrower. Schedule 4.1(a) hereto contains a true and complete list of all of the limited partners of the Parent Borrower as of the Closing Date.

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(c) Each Credit Party acquired or created after the Closing Date and each Additional Borrower shall be a corporation, limited liability company, limited partnership, general partnership or business trust duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and shall be qualified to do business and shall be in good standing in all jurisdictions where both (i) the nature of its properties or business so requires and (ii) the failure to be in good standing is reasonably likely to have a Material Adverse Effect.

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(e) (i) Ventas (or such other entity as the Parent Borrower has notified the Administrative Agent and each Lender) has the power and authority, on behalf of the Parent Borrower, (ii) Ventas Provident, LLC (or such other entity as the Parent Borrower has notified the Administrative Agent and each Lender) has the power and authority, on behalf of Kingsport Nominee, LP, Knoxville Nominee, LP and Hendersonville Nominee, LP and (iii) VSCRE Holdings, LLC (or such other entity as the Parent Borrower has notified the Administrative Agent and each Lender) has the power and authority, on behalf of EC Lebanon Realty, LLC, EC Hamilton Place Realty, LLC, and (iv) each of SZR US Investments, Inc. and Ventas SSL Holdings, Inc. has the corporate power and authority, to execute, deliver and perform the obligations of a Borrower under the Fundamental Documents (including this Credit Agreement and any notes evidencing any of the Loans hereunder) and any other documents contemplated hereby or thereby to which such Borrower is or will be a party, and to cause such Borrower to borrow hereunder.

SUBPART 2.12 Amendments to Section 4.2. Section 4.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 4.2 Authority and No Violation.

Except as set forth in Schedule 4.2 hereto, the execution, delivery and performance of this Credit Agreement and the other Fundamental Documents to which it is a party, by each Credit Party and by each Borrower hereunder (or by the entity authorized to act on behalf of such Borrower) and, in the case of the Borrowers, the Borrowings hereunder and the execution, delivery and performance of the Notes evidencing any of the Loans hereunder and, in the case of each Guarantor, the guaranty of the Obligations as contemplated in Article IX hereof, (i) have been duly authorized by all necessary company, partnership or corporate (as applicable) action on the part of each such Credit Party, (ii) will not constitute a violation of any provision of applicable Laws or any order of any Governmental Authority applicable to such Credit Party or any of its respective properties or assets, (iii) will not violate any provision of the Organizational Documents of any Credit Party or any Subsidiary of a Credit Party, or any provision of any material indenture, agreement, bond, note, mortgage, deed of trust, or other similar instrument to

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which such Credit Party is a party or by which such Credit Party or any of its respective properties or assets are bound or to which such Credit Party is subject, (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, agreement, bond, note, mortgage, deed of trust, or other instrument, and (v) will not result in the creation or imposition of (or the obligation to create or impose) any Lien whatsoever upon any of the properties or assets of any of the Credit Parties or any Subsidiary of a Credit Party other than pursuant to this Credit Agreement or the other Fundamental Documents.

SUBPART 2.13 Amendments to Section 4.3. Section 4.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 4.3 Governmental Approval; Other Consents.

All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority or any other Person necessary or required in connection with the execution, delivery and performance by or on behalf of any Credit Party or Ventas of this Credit Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by or on behalf of any Borrower of any Notes evidencing any of the Loans hereunder, have been duly obtained or made, and are in full force and effect.

SUBPART 2.14 Amendments to Section 4.8. Section 4.8 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 4.8 Litigation; Judgments.

Except for litigation for which a Credit Party or any Subsidiary of a Credit Party has been fully indemnified and such indemnity remains in full force and effect and has not been cancelled or terminated, there are no actions, suits or other proceedings at law or in equity by or before any arbitrator or arbitration panel, or any Governmental Authority (including matters relating to environmental liability) nor, to the best of each Credit Party’s knowledge, any investigation by any Governmental Authority of the affairs of, or threatened action, suit or other proceeding against or affecting, any Credit Party, any Subsidiary of a Credit Party or of any of their respective properties or rights which either (A) could reasonably be expected to have a Material Adverse Effect, or (B) relate to this Credit Agreement, or any Loans hereunder. No Credit Party and no Subsidiary of a Credit Party is in default, beyond any applicable cure period, with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon such Person, which default could reasonably be expected to have a Material Adverse Effect.

SUBPART 2.15 Amendments to Section 6.2(c), (d) and (e). Sections 6.2(c), (d) and (e) of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

Section 6.2 Certificates; Other Information.

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(c) except during any period when the Parent Borrower maintains the rating set forth in the proviso to the definition of the term “Borrowing Base”, simultaneously with the delivery of the statements referred to in subsections (a) and (b) of Section 6.1, a Borrowing Base Certificate duly completed and executed by an Authorized Officer of Ventas;

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(d) promptly after their becoming available, copies of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of Ventas by independent accountants in connection with the accounts or books of Ventas or any Subsidiary, or any audit of any of them;

(e) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent Borrower, and copies of all annual, regular, periodic and special reports and registration statements that Ventas may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

SUBPART 2.16 Amendments to Section 6.3. The last paragraph of Sections 6.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 6.3 Notification.

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Each notice pursuant to this Section shall be accompanied by a statement of an Authorized Officer of the Parent Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.3(a) shall describe with particularity any and all provisions of this Credit Agreement and any other Fundamental Document that have been breached.

SUBPART 2.17 Amendments to Section 6.4. The phrase “in each case where failure to do so would not reasonably expected to have a Material Adverse Effect.” set forth in the last sentence of Section 6.4 of the Existing Credit Agreement is hereby amended to read “except in each case where failure to do so would not reasonably be expected to have a Material Adverse Effect.”

SUBPART 2.18 Amendments to Section 6.6. Section 6.6 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 6.6 Maintenance of Properties.

(a) Maintain, preserve and protect or make contractual or other provisions to maintain, preserve or protect all of its material Property and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, in each case except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) make, or make contractual or other provisions to cause to be made, all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) use or use reasonable efforts to cause the manager or tenant of its facilities to use the standard of care typical in the industry in the operation and maintenance of its facilities.

SUBPART 2.19 Amendments to Section 6.7. Section 6.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 6.7 Maintenance of Insurance.

Maintain, or use reasonable efforts to cause the tenants under all leases to which it is a party as landlord or the manager of its facilities to maintain, with financially sound and reputable insurance companies not Affiliates of any Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons or as is otherwise permitted in the applicable leases.

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

SUBPART 2.20 Amendments to Section 7.3(c). Clause (c) of Section 7.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(c) other Funded Debt of members of the Consolidated Group secured by mortgage Liens; provided that such Funded Debt shall be non-recourse to members of the Consolidated Group except to the extent of the property pledged to secure such Funded Debt.

SUBPART 2.21 Amendments to Section 7.4. Section 7.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 7.4 Mergers and Dissolutions.

Merge, dissolve, liquidate, consolidate with or into another Person, except that, so long as no Default exists or would result therefrom, any Subsidiary may merge with: (a) the Parent Borrower, provided that the Parent Borrower shall be the continuing or surviving Person, or (b) an Additional Borrower, provided that an Additional Borrower shall be the continuing or surviving Person, or (c) any one or more Credit Parties or other Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person.

SUBPART 2.22 Amendments to Section 7.6. Section 7.6 of the Existing Credit Agreement is hereby amended by replacing each instance of the term “Borrower” with the term “Parent Borrower.”

SUBPART 2.23 Amendments to Article VIII. Clause (g), (i) and (l) of Article VIII of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

(g) any Credit Party or any Subsidiary of a Credit Party which Subsidiary owns a UAP Property shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any Credit Party or any Subsidiary of a Credit Party which Subsidiary owns a UAP Property shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or any Credit Party or any Subsidiary of a Credit Party shall take any action to authorize any of the foregoing;

*****

(i) final, non-appealable judgment(s) for the payment of money in excess of $25,000,000 in the aggregate, if recourse in nature, or $50,000,000 in the aggregate, if non-

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

recourse in nature (excluding (i) a judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing or (ii) a judgment as to which the Credit Party or applicable Subsidiary has been indemnified provided such indemnity remains in full force and effect and has not been cancelled or terminated) shall be rendered against any Credit Party or any Subsidiary of a Credit Party and either (A) within thirty (30) days from the entry of such judgment, shall not have been discharged or stayed pending appeal, or shall not have been discharged within thirty (30) days from the entry of a final order of affirmance on appeal or (B) enforcement proceedings shall be commenced by any creditor on any such judgment;

*****

(l) (x) non-payment, for more than sixty (60) days past its date due, of base rent under Material Leases; or (y) termination of Material Leases without sufficient of the relevant real property assets, in replacement of the terminated Material Leases, being: (i) leased or managed by Sunrise, Kindred, Brookdale or any other tenant or operator of any Property owned or leased by a Credit Party as of the Closing Date; (ii) leased to or managed by another acceptable third party operator or tenant on market terms or otherwise acceptable to the Administrative Agent acting reasonably; or (iii) operated by a member of the Consolidated Group;

SUBPART 2.24 Amendments to Section 9.1(b). Section 9.1(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(b) Notwithstanding any provision to the contrary contained herein, in any of the other Fundamental Documents or other documents relating to the Obligations, (i) the obligations of each Guarantor under this Credit Agreement and the other Fundamental Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law and (ii) with respect to Ventas Capital Corporation, the Guaranteed Obligations shall include only those Obligations for which the Parent Borrower is the primary obligor.

SUBPART 2.25 Amendments to Section 10.1. Section 10.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 10.1 Cash Collateral Account.

To the extent necessary, there shall be established with the Administrative Agent an account (the “Cash Collateral Account”) in the name of the Administrative Agent (for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the Hedging Banks), into which the Borrower may from time to time deposit Dollars pursuant to, and in accordance with, Section 2.7(f) hereof. Bank of America, in its capacity as the bank (within the meaning of Section 9-102 of the UCC) with respect to the Cash Collateral Account (the “Cash Collateral Bank”), hereby agrees to comply with all orders and instructions of the Administrative Agent with regard to the Cash Collateral Account without the consent of any Credit Party. The documentation for and terms of the Cash Collateral Account shall be in form and substance satisfactory to the Administrative Agent.

SUBPART 2.26 Amendments to Section 12.6(b)(i)(b) and 12.6(b)(iii)(A). Section 12.6(b)(i)(B) and Section 12.6(b)(iiii)(A) of the Existing Credit Agreement are hereby amended by replacing the term “Borrower” with the term “Parent Borrower.”

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

SUBPART 2.27 Amendments to Section 12.16. Section 12.16 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 12.16 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby, each Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Fundamental Document) are an arm’s-length commercial transaction between the Borrowers, the other Credit Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Joint Lead Arrangers, on the other hand, and the Borrowers and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Fundamental Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent, the Lenders and the Joint Lead Arrangers are and have been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower, any other Credit Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent, the Lenders nor the Joint Lead Arrangers have assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Fundamental Document (irrespective of whether the Administrative Agent, the Lenders or the Joint Lead Arrangers have advised or are currently advising any Borrower, the other Credit Parties or their respective Affiliates on other matters) and neither the Administrative Agent, any Lender, nor either of the Joint Lead Arrangers has any obligation to any of any Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Fundamental Documents; (iv) the Administrative Agent, the Lenders, the Joint Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Credit Parties and their respective Affiliates, and neither the Administrative Agent, the Lenders nor the Joint Lead Arrangers have any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent, the Lenders and the Joint Lead Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Fundamental Document) and each Borrower and each other Credit Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Borrower and each other Credit Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent, the Lenders and the Joint Lead Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.

SUBPART 2.28 Amendments to Section 12.17. Section 12.17 of the Existing Credit Agreement is hereby amended by replacing the term “Borrower” with the term “Credit Parties”

SUBPART 2.29 Replacement of Schedule 1.1. Schedule 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1.1 attached hereto is substituted therefor.

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

SUBPART 2.30 Replacement of Schedule 12.2. Schedule 12.2 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 12.2 attached hereto is substituted therefor.

SUBPART 2.31 Replacement of Exhibits. Exhibit 2.2, Exhibit 2.4(e)-1, Exhibit 2.4(e)-2 and Exhibit 12.6(6) of the Existing Credit Agreement are hereby deleted in their entireties and a new Exhibit 2.2, Exhibit 2.4(e)-1, Exhibit 2.4(e)-2 and Exhibit 12.6(6), are attached hereto and are substituted therefor.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Second Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “Second Amendment Effective Date”) when all of the following conditions shall have been satisfied; provided, however, Subpart 2.6 of this Amendment shall be deemed to be retroactively effective as of February 5, 2008 on the Second Amendment Effective Date:

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties (including, without limitation, the Additional Borrowers), the Existing Lenders representing “Required Lenders”, the New Lenders and the Administrative Agent.

(b) Supporting Credit Party Documents. The Administrative Agent shall have received:

(i) a copy of the certificate of incorporation, organization or formation for each of the Additional Borrowers, certified within the past thirty (30) days by the Secretary of State (or other appropriate governmental official) of the jurisdiction of incorporation, organization or formation, together with a certification by an Authorized Officer that there have been no changes since the date of such certification by such Secretary of State (or other appropriate governmental official) and such documents remain true, complete and in effect as of the date hereof;

(ii) a certificate of the Secretary or Authorized Officer of each Credit Party (other than the Additional Borrowers), dated as of the date hereof, and certifying, respectively, that the Organizational Documents of such Credit Party previously delivered to the Administrative Agent have not been amended, supplemented or otherwise modified and are currently in full force and effect, except as noted therein (in which case a complete copy of such Organizational Documents, including any amendments thereto shall be attached to such certificate);

(iii) a certificate or certificates of the Secretary or Authorized Officer of each of the Additional Borrowers, dated as of the date hereof and certifying, respectively, (A) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors, Board of Managers or Board of Trustees, as applicable, of each of the Additional Borrowers or each entity acting on behalf of each such Additional Borrower, as applicable, authorizing the Amendment and the Borrowings by each such Additional Borrower and the execution, delivery and performance by the Additional Borrower named therein in accordance with, the respective terms of the Credit Agreement, as amended by this Amendment, the other Fundamental Documents to which it is or will be a party and any other documents required or contemplated hereunder or thereunder and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect, and (B) as to the incumbency and specimen signature of

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

each officer of each Additional Borrower, or each entity acting on behalf of such Additional Borrower, executing this Amendment or any other document delivered in connection with this Amendment, the Credit Agreement or the other Fundamental Documents; and

(iv) a certificate or certificates of the Secretary or Authorized Officer of each Credit Party (other than the Additional Borrowers), dated as of the date hereof and certifying, respectively, (A) that attached thereto is a true and complete copy of resolutions adopted by Ventas Inc.’s Board of Directors authorizing the Amendment (including the increase in the Total Revolving Committed Amount contemplated in this Amendment, the Guaranty of all Borrowings under the Credit Agreement (after giving effect to the increase in the Total Revolving Committed Amount as evidenced by this Amendment)) by Ventas, Inc., the Parent Borrower and the other Guarantors and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors, Board of Managers or Board of Trustees, as applicable, of each Guarantor (other than those Guarantors whose resolutions are certified pursuant to clause (A) above), or each entity acting on behalf of such Guarantors, as applicable, authorizing the Guaranty of all borrowings under the Credit Agreement (after giving effect to the increase in the Total Revolving Committed Amount as evidenced by this Amendment) by each such Guarantor to which such resolutions respectively relate and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (C) as to the incumbency and specimen signature of each officer of Ventas, Inc. and each other Credit Party, or each entity acting on behalf of such Credit Party, executing this Amendment or any other document delivered in connection herewith on behalf of Ventas, Inc. or on behalf of Ventas, Inc., as the Parent Borrower’s general partner, on behalf of the Parent Borrower (such certificate to contain a certification by another officer of Ventas as to the incumbency and signature of the officer signing the certificate referred to in this subsection (iv)).

(c) Good Standing Certificates. The Administrative Agent shall have received certificates of good standing or the equivalent for each of the Additional Borrowers, the Parent Borrower and Ventas, Inc. from (A) its jurisdiction of incorporation, organization or formation and (B) any other jurisdiction reasonably requested by the Administrative Agent.

(d) Legal Opinions. The Administrative Agent shall have received the written opinions of (i) T. Richard Riney, internal general counsel to the Additional Borrowers and each of the other Credit Parties, with respect to the authorization, execution and delivery of this Amendment and (ii) Willkie Farr & Gallagher LLP, counsel to the Additional Borrowers and each of the other Credit Parties, with respect to enforceability of this Amendment and certain other matters, each dated as of the date hereof and addressed to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and to Moore & Van Allen PLLC, counsel to the Administrative Agent.

(e) Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Parent Borrower all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

PART 4

BORROWER JOINDER

Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, each such Additional Borrower will be deemed to be a party to the Existing Credit Agreement (as amended hereby) and a “Borrower” for all purposes of the Existing Credit Agreement (as amended hereby) and, and shall have all of the obligations of a Borrower thereunder as if it had executed the Existing Credit Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Existing Credit Agreement (as amended hereby). Without limiting the generality of the foregoing terms of this Part 4, each Additional Borrower hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

The address of each Additional Borrower for purposes of all notices and other communications is described on Schedule 12.2 of the Existing Credit Agreement.

PART 5

LENDER JOINDER

From and after the Second Amendment Effective Date, by execution of this Amendment, each Person identified on the signature pages hereto as an Additional Revolving Lender (individually an “Additional Revolving Lender” and collectively, the “Additional Revolving Lenders”) hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Existing Credit Agreement (as amended hereby) and a “Lender” for all purposes of the Credit Agreement (as amended hereby), and shall have all of the obligations of a Lender thereunder as if it had executed the Existing Credit Agreement as amended hereby. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Existing Credit Agreement (as amended hereby).

PART 6

REVOLVING COMMITMENTS/REVOLVING LOANS

ASSIGNMENTS AND ASSUMPTIONS

Each Existing Lender that is a Revolving Lender (individually an “Existing Revolving Lender” and collectively, the “Existing Revolving Lenders”) hereby sells and assigns, without recourse, to the Additional Revolving Lenders, and each Additional Revolving Lender hereby purchases and assumes, without recourse, from each such Existing Revolving Lender, effective as of the Second Amendment Effective Date, such interests in such Existing Revolving Lender’s rights and obligations under the Existing Credit Agreement (including, without limitation, the Revolving Commitment of and Revolving Loans owed to such Existing Revolving Lender on the Second Amendment Effective Date) owing to each such Existing Revolving Lender which are outstanding on the Second Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Commitments and Revolving Commitment Percentages effected by the amendment to Schedule 1.1 to the Existing Credit Agreement pursuant to Subpart 2.29 hereof.

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

PART 7

MISCELLANEOUS

SUBPART 7.1 Representations and Warranties. The Credit Parties affirm that, after giving effect to this Amendment, the representations and warranties set forth in the Existing Credit Agreement and the other Fundamental Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

SUBPART 7.2 Guarantor Acknowledgment. Each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in Article IX of the Credit Agreement and (c) acknowledges and agrees that the such obligations will include any Obligations with respect to or resulting from the increase in the Total Revolving Committed Amount as provided hereunder.

SUBPART 7.3 References in Other Credit Documents. On and after the date hereof, all references to the Existing Credit Agreement in each of the Fundamental Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

SUBPART 7.4 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

SUBPART 7.5 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

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VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the day and the year first above written.

PARENT BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

ADDITIONAL BORROWERS:	SZR US INVESTMENTS, INC.
VENTAS SSL HOLDINGS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Secretary

EC HAMILTON PLACE REALTY, LLC
EC LEBANON REALTY, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

KINGSPORT NOMINEE, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

KNOXVILLE NOMINEE, LP

	By:	Knoxville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

HENDERSONVILLE NOMINEE, LP

	By:	Hendersonville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:	VENTAS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS CAPITAL CORPORATION
VENTAS HEALTHCARE PROPERTIES, INC.
VENTAS FRAMINGHAM, LLC
VENTAS MANAGEMENT, LLC
VENTAS SUN LLC
VENTAS CAL SUN, LLC
VENTAS PROVIDENT, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

VENTAS LP REALTY, L.L.C.

By:	Ventas, Inc., its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS TRS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

ELDERTRUST
ET CAPITAL CORP
ET SUB-LOPATCONG, L.L.C.
ET PENNSBURG FINANCE, L.L.C.
ET SUB-PLEASANT VIEW L.L.C.
ET SUB-SMOB, L.L.C.
ET WAYNE FINANCE, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ELDERTRUST OPERATING LIMITED PARTNERSHIP

By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

By:	ET Berkshire, LLC, its General Partner

By:	ElderTrust, Operating Limited Partnership, its Sole Member

By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

ET BERKSHIRE, LLC
CABOT ALF, L.L.C.
CLEVELAND ALF, L.L.C.
ET SUB-HERITAGE WOODS, L.L.C.
ET GENPAR, L.L.C.
ET SUB-LACEY I, L.L.C.
ET LEHIGH, LLC
ET SUB-PHILLIPSBURG I, L.L.C
ET SANATOGA, LLC
VERNON ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-HIGHGATE, L.P.
ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.
ET SUB-RIVERVIEW RIDGE LIMITED PARTNERSHIP, L.L.P.
ET SUB-WOODBRIDGE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-LEHIGH LIMITED PARTNERSHIP

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.

By:	ET Pennsburg Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-SANATOGA LIMITED PARTNERSHIP

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-WAYNE LIMITED PARTNERSHIP, L.L.P.

By:	ET Wayne Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET WAYNE FINANCE, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

PSLT GP, LLC

By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

PSLT OP, L.P.

By:	PSLT GP, LLC, its General Partner
By:	Vental Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-BLC PROPERTIES HOLDINGS, LLC
PSLT-ALS PROPERTIES HOLDINGS, LLC

By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice president, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
BROOKDALE HOLDINGS, LLC
BROOKDALE LIVING COMMUNITIES OF INDIANA-OL, LLC
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive vice President, General Counsel and Corporate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P.

By:	Brookdale Living Communities of California- San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP RIVER OAKS PARTNERS

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS PROPERTIES I, LLC

By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

VSCRE HOLDINGS, LLC
UNITED REHAB REALTY HOLDING, LLC
BCC MARTINSBURG REALTY, LLC
BCC ONTARIO REALTY, LLC
BCC MEDINA REALTY, LLC
BCC WASHINGTON TOWNSHIP, LLC
EC TIMBERLIN PARC REALTY, LLC
EC HALCYON REALTY, LLC
BCC ALTOONA REALTY, LLC
BCC ALTOONA REALTY GP, LLC
BCC READING REALTY, LLC
BCC READING REALTY GP, LLC
BCC BERWICK REALTY, LLC
BCC BERWICK REALTY GP, LLC
BCC LEWISTOWN REALTY, LLC
BCC LEWISTOWN REALTY GP, LLC
BCC STATE COLLEGE REALTY, LLC
BCC STATE COLLEGE REALTY GP, LLC
SOUTH BEAVER REALTY HOLDINGS, LLC
BCC SOUTH BEAVER REALTY, LLC
SHIPPENSBURG REALTY HOLDINGS, LLC
BCC SHIPPENSBERG REALTY, LLC
IPC (AP) HOLDING, LLC
AL (AP) HOLDING, LLC
ALLISON PARK NOMINEE, LLC
IPC (HCN) HOLDING, LLC
AL (HCN) HOLDING, LLC
BLOOMSBERG NOMINEE, LLC
SAGAMORE HILLS NOMINEE, LLC
LEBANON NOMINEE, LLC
KNOXVILLE NOMINEE, LLC
KINGSPORT NOMINEE, LLC
HENDERSONVILLE NOMINEE, LLC
SAXONBURG NOMINEE, LLC
LOYALSOCK NOMINEE, LLC
IPC (MT) HOLDING, LLC
AL (MT) HOLDING, LLC
LEWISBURG NOMINEE, LLC
LIMA NOMINEE, LLC
XENIA NOMINEE, LLC
CHIPPEWA NOMINEE, LLC
DILLSBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BCC ALTOONA REALTY, LP

By:	BCC Altoona Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC READING REALTY, LP

By:	BCC Reading Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC BERWICK REALTY, LP

By:	BCC Berwick Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY, LP

By:	BCC Lewistown Realth GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BCC STATE COLLEGE REALTY, LP

By:	GCC State College Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ALLISON PARK NOMINEE, LP

By:	Allison Park Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BLOOMSBURG NOMINEE LP

By:	Bloomsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAGAMORE HILLS NOMINEE, LP

By:	Sagamore Hills Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

LEBANON NOMIEE, LP

By:	Lebanon Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAXONBURG NOMINEE, LP

By:	Saxonburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LOYALSOCK NOMINEE, LP

By:	Loyalsock Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEWISBURG NOMINEE, LP

By:	Lewisburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LIMA NOMINEE, LP

By:	Lima Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

XENIA NOMINEE, LP

By:	Xenia Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

CHIPPEWA NOMINEE, LP

By:	Chippewa Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

DILLSBURG NOMINEE, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

VENTAS MOB HOLDINGS, LLC
VENTAS UNIVERISTY MOB, LLC
VENTAS NEXCORE HOLDINGS, LLC
VENTAS BROADWAY MOB, LLC
VENTAS CASPER HOLDINGS, LLC
VENTAS SSL ONTARIO III, INC.
SZR MISSISSAUGA INC.
VENTAS SSL LYNN VALLEY, INC.
SZR MARKHAM INC.
VENTAS SSL BEACON HILL, INC.
SZR RICHMOND HILL INC.
VENTAS SSL ONTARIO II, INC.
VENTAS GRANTOR TRUST #2
SZR WINDSOR INC.
SZR OAKVILLE INC.
VENTAS SSL VANCOUVER, INC.
VENTAS OF VANCOUVER LIMITED
SZR BURLINGTON INC.
VENTAS GRANTOR TRUST #1
VENTAS SSL, INC.
VENTAS SSL HOLDINGS, LLC
VENTAS REIT US HOLDINGS, INC.
SZR US UPREIT THREE, LLC
SZR US FINANCE, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

SZR COLUMBIA, LLC
SZR WILLOWBROOK, LLC
SZR NORWOOD, LLC
SZR ROCKVILLE, LLC
SZR SAN MATEO, INC.

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

SZR LINCOLN PARK, LLC
SZR NORTH HILLS, LLC
SZR WESTLAKE VILLAGE LLC
SZR YORBA LINDA, LLC

By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

EXISTING LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent and as Cash Collateral Bank

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

BANK OF AMERICA, N.A., individually as a Lender, as Issuing Bank and as Swingline Lender

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ Ricardo James
Name:	Ricardo James
Title:	Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Priya Vrat
Name:	Priya Vrat
Title:	Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

By:	/s/ Michael E. O’Brien
Name:	Michael E. O’Brien
Title:	Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

UBS LOAN FINANCE LLC
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BANK OF MONTREAL,
as a Lender

By:	/s/ David Mistic
Name:	David Mistic
Title:	Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

MORGAN STANLEY BANK,
as a Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Executive Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

ALLIED IRISH BANKS, PLC,
as a Lender

By:	/s/ Jim C. Dennehy
Name:	Jim C. Dennehy
Title:	Executive Vice President

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Vice President

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Jim C. Dennehy
Name:	Jim C. Dennehy
Title:	Investment Advisor to AIB Debt Management, Limited

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Investment Advisor to AIB Debt Management, Limited

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

NEW LENDERS	MERRILL LYNCH BANK USA
as a Lender

	By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BARCLAYS BANK PLC,
as a lender

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

EMIGRANT BANK,
as a Lender

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

LEHMAN COMMERIAL PAPER INC.,
as a Lender

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

BANK OF THE WEST,
as a Lender

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

CHEVY CHASE BANK FEDERAL SAVINGS BANK,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

STATE BANK OF INDIA, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

VENTAS REALTY, LIMITED PARTNERSHIP

SECOND AMENDMENT

Schedule 1.1

LENDERS AND COMMITMENTS

Lender	Revolving Commitment	Revolving Commitment Percentage
Bank of America, N.A.	$16,000,000	2.285714286%
LaSalle Bank National Association	$44,000,000	6.285714286%
Citigroup North America, Inc.	$57,000,000	8.142857143%
Calyon New York Branch	$55,000,000	7.857142857%
Merrill Lynch Capital Corporation	$24,500,000	3.500000000%
Merrill Lynch Bank USA	$25,000,000	3.571428571%
UBS Loan Finance LLC	$53,000,000	7.571428571%
Bank of Montreal	$53,000,000	7.571428571%
KeyBank National Association	$53,000,000	7.571428571%
Deutsche Bank Trust Company Americas	$44,000,000	6.285714286%
Morgan Stanley Bank	$40,500,000	5.785714286%
Goldman Sachs	$38,000,000	5.428571429%
Barclays Bank PLC	$30,000,000	4.285714286%
JP Morgan Chase, N.A.	$30,000,000	4.285714286%
Allied Irish Banks, plc	$27,000,000	2.857142857%
AIB Debt Management Limited	$7,000,000	1.000000000%
Emigrant Realty Finance LLC	$25,000,000	3.571428571%
Wachovia Bank, National Association	$25,000,000	3.571428571%
Lehman Brothers	$20,000,000	2.857142857%
Bank of the West	$15,000,000	2.142857143%
Chevy Chase Bank Federal Savings Bank	$15,000,000	2.142857143%
State Bank of India, New York Branch	$10,000,000	1.428571429%

Total	$700,000,000	100.000000000%

Schedule 12.2

NOTICE ADDRESSES

Credit Parties:

Ventas Realty, Limited Partnership
10350 Ormsby Park Place, Suite 300
Louisville, KY 40223
Attention:	General Counsel
Telephone:	(502) 357-9020
Facsimile:	(502) 357-9001
Website:	www.ventasreit.com

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention:	William E. Hiller
Telephone:	(212) 728-8000
Facsimile:	(312) 728-8111

Administrative Agent:

For payments and requests for Extensions of Credit:

Bank of America, N.A.
101 North Tryon Street, NC1-001-04-39
Charlotte, NC 28255
Attention:	Sally Bixby, Agency Services
Telephone:	(704) 387-9482
Facsimile:	(704) 719-8876
Email:	sally.a.bixby@bankofamerica.com

Wiring Instructions:

Bank of America NA

New York, NY

ABA # : 026009593

Acct # : 1366212250600

Account Name: Credit Services

Ref: Ventas Realty, Limited Partnership

For all other notices:

Bank of America, N.A., as Administrative Agent
Mailcode CA5-701-05-19
1455 Market Street, 5th Floor
San Francisco, CA 94103
Attention:	Charles D. Graber, Vice President
Telephone:	(415) 436-3495
Facsimile:	(415) 503-5006
Email:	charles.graber@bankofamerica.com

With a copy to:

Bank of America, N.A.
100 N. Tryon Street, NC1-007-17-11 Charlotte, NC 28255
Attention:	Amie Edwards
Telephone:	(704) 387-1346
Facsimile:	(704) 388-6002
Email:	amie.l.edwards@bankofamerica.com

Exhibit 2.2

FORM OF LOAN NOTICE

Date:

To:	Bank of America, N.A., as Administrative Agent

Re:	Credit and Guaranty Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Ventas Realty, Limited Partnership (the “Parent Borrower”), SZR US Investments, Inc., Ventas SSL Holdings, Inc., EC Lebanon Realty, LLC, EC Hamilton Place Realty, LLC, Kingsport Nominee, LP, Knoxville Nominee, LP and Hendersonville Nominee, LP, in their capacities as additional borrowers (collectively, the “Additional Borrowers” and together with the Parent Borrower, the “Borrowers”), the Guarantors referred to therein, the lenders from time to time party thereto (together with their successors and assigns, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, the Issuing Bank and the Swingline Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

1.	The undersigned Borrower [INSERT BORROWER NAME] hereby request the following:

☐	a Swingline Loan Borrowing	☐ a Revolving Loan Borrowing

☐	a Revolving Loan continuation	☐ a Revolving Loan conversion

2.	Date of Borrowing (which shall be a Business Day):

3.	Amount and Currency of Borrowing:

4.	Type of Loan requested (select one):

☐	Base Rate Loan (required for Domestic Swingline)

☐	Eurodollar Rate Loan

5.	Interest Period for Eurodollar Rate Loans (select one):

☐ One Month	☐ Two Months ☐ Three Months ☐ Six Months

The Borrowers hereby represent and warrant that (a) this request for Extension of Credit complies with the requirements of Section 2.1(a), with respect to Revolving Loans, and Section 2.1(c), with respect to new Swingline Loans, and with the requirements of Section 2.2 of the Credit Agreement and (b) the representations and warranties contained in Section 5.2(b) and (c) of the Credit Agreement will be satisfied on and as of the date of the requested Extension of Credit.

[APPLICABLE BORROWER:]	[ ]
	By:	[ ]

By:
Name:
Title:

Exhibit 2.4(e)-1

FORM OF REVOLVING NOTE

                 , 20

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby promise to pay to                                         , its successors or registered assigns (the “Revolving Lender”), the amount of the Revolving Lender’s Revolving Commitment, or if less, the aggregate unpaid principal amount of all Revolving Loans owing to the Revolving Lender by the Borrowers under the Credit and Guaranty Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Ventas Realty, Limited Partnership (the “Parent Borrower”), SZR US Investments, Inc., Ventas SSL Holdings, Inc., EC Lebanon Realty, LLC, EC Hamilton Place Realty, LLC, Kingsport Nominee, LP, Knoxville Nominee, LP and Henderson Nominee, LP, in their capacities as additional borrowers (collectively, the “Additional Borrowers” and together with the Parent Borrower, the “Borrowers”), the Guarantors referred to therein, the lenders from time to time party thereto (together with their successors and assigns, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, the Issuing Bank and the Swingline Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrowers promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Revolving Lender, at the Administrative Agent’s Office, in Dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (before as well as after judgment) computed at the applicable per annum rate set forth in the Credit Agreement.

This Revolving Note is one of the Notes referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided in the Credit Agreement. Revolving Loans made by the Revolving Lender may be evidenced by one or more loan accounts or records maintained by the Revolving Lender in the ordinary course of business. The Revolving Lender may also attach schedules to this Revolving Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

Upon the occurrence and continuation of an Event of Default, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, without diligence, presentment, protest and demand or notice of protest, demand, dishonor and non-payment of this Revolving Note, all of which are hereby waived by the Borrower, for itself and its successors and assigns.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

[SIGNATURE ON FOLLOWING PAGE]

PARENT BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP
	By:	Ventas, Inc., its General Partner

By:
Name:
Title:

ADDITIONAL BORROWERS:	SZR US INVESTMENTS, INC.

By:
Name:
Title:

VENTAS SSL HOLDINGS, INC.

By:
Name:
Title:

EC LEBANON REALTY, LLC
EC HAMILTON PLACE REALTY, LLC

	By:	VSCRE Holdings, LLC, its sole member

By:
Name:
Title:

KINGSPORT NOMINEE, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	AL (MT) Holding, LLC, its sole member

	By:	IPC (MT) Holding, LLC, its sole member

	By:	PSLT OP, LP, its sole member

	By:	PSLIT GP, LLC, its general partner

	By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

KNOXVILLE NOMINEE, LP

By:	Knoxville Nominee, LLC, its General Partner

By:	AL (MT) Holding, LLC, its sole member

By:	IPC (MT) Holding, LLC, its sole member

By:	PSLT OP, LP, its sole member

By:	PSLIT GP, LLC, its general partner

By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

HENDERSONVILLE NOMINEE, LP

By:	Hendersonville Nominee, LLC, its General Partner

By:	Kingsport Nominee, LLC, its General Partner

By:	AL (MT) Holding, LLC, its sole member

By:	IPC (MT) Holding, LLC, its sole member

By:	PSLT OP, LP, its sole member

By:	PSLIT GP, LLC, its general partner

By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

Exhibit 2.4(e)-2

FORM OF SWINGLINE NOTE

                 , 20

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby promise to pay to                                         , its successors or registered assigns (the “Swingline Lender”), the aggregate unpaid principal amount of all Swingline Loans owing by the Borrowers to the Swingline Lender under the Credit Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Ventas Realty, Limited Partnership (the “Parent Borrower”), SZR US Investments, Inc., Ventas SSL Holdings, Inc., EC Lebanon Realty, LLC, EC Hamilton Place Realty, LLC, Kingsport Nominee, LP, Knoxville Nominee, LP and Henderson Nominee, LP, in their capacities as additional borrowers (collectively, the “Additional Borrowers” and together with the Parent Borrower, the “Borrowers”), the Guarantors referred to therein, the lenders from time to time party thereto (together with their successors and assigns, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, the Issuing Bank and the Swingline Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrowers promise to pay interest on the unpaid principal amount of each Swingline Loan from the date of such Swingline Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Swingline Lender in Dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (before as well as after judgment) computed at the applicable per annum rate set forth in the Credit Agreement.

This Swingline Note is one of the Notes referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided in the Credit Agreement. Swingline Loans made by the Swingline Lender may be evidenced by one or more loan accounts or records maintained by the Swingline Lender in the ordinary course of business. The Swingline Lender may also attach schedules to this Swingline Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Upon the occurrence and continuation of an Event of Default, all amounts then remaining unpaid on this Swingline Note shall become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, without diligence, presentment, protest and demand or notice of protest, demand, dishonor and non-payment of this Swingline Note, all of which are hereby waived by the Borrower, for itself and its successors and assigns.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

[SIGNATURE ON FOLLOWING PAGE]

PARENT BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP
	By:	Ventas, Inc., its General Partner

By:
Name:
Title:

ADDITIONAL BORROWERS:	SZR US INVESTMENTS, INC.

By:
Name:
Title:

VENTAS SSL HOLDINGS, INC.

By:
Name:
Title:

EC LEBANON REALTY, LLC
EC HAMILTON PLACE REALTY, LLC

	By:	VSCRE Holdings, LLC, its sole member

By:
Name:
Title:

KINGSPORT NOMINEE, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	AL (MT) Holding, LLC, its sole member

	By:	IPC (MT) Holding, LLC, its sole member

	By:	PSLT OP, LP, its sole member

	By:	PSLIT GP, LLC, its general partner

	By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

KNOXVILLE NOMINEE, LP

By:	Knoxville Nominee, LLC, its General Partner

By:	AL (MT) Holding, LLC, its sole member

By:	IPC (MT) Holding, LLC, its sole member

By:	PSLT OP, LP, its sole member

By:	PSLIT GP, LLC, its general partner

By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

HENDERSONVILLE NOMINEE, LP

By:	Hendersonville Nominee, LLC, its General Partner

By:	Kingsport Nominee, LLC, its General Partner

By:	AL (MT) Holding, LLC, its sole member

By:	IPC (MT) Holding, LLC, its sole member

By:	PSLT OP, LP, its sole member

By:	PSLIT GP, LLC, its general partner

By:	Ventas Provident, LLC, its sole member

By:
Name:
Title:

Exhibit 12.6(b)

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified in item 5 below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrowers:	VENTAS REALTY, LIMITED PARTNERSHIP
SZR US INVESTMENTS, INC.
VENTAS SSL HOLDINGS, INC.
EC LEBANON REALTY, LLC
EC HEMILTON PLACE REALTY, LLC
KINGSPORT NOMINEE, LP
KNOXVILLE NOMINEE, LP
HENDERSONVILLE NOMINEE, LP

4.	Administrative Agent: BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Credit and Guaranty Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Ventas Realty, Limited Partnership (the “Parent Borrower”), SZR US Investments, Inc., Ventas SSL Holdings, Inc., EC Lebanon Realty, LLC, EC Hamilton Place Realty, LLC, Kingsport Nominee, LP, Knoxville Nominee, LP and Henderson Nominee, LP, in their capacities as additional borrowers (collectively, the “Additional Borrowers” and together with the Parent Borrower, the “Borrowers”), the Guarantors referred to therein, the lenders from time to time party thereto (together with their successors and assigns, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, the Issuing Bank and the Swingline Lender.

6.	Assigned Interest:

Assignor	Assignee	Aggregate Amount of Commitment/Loans for all Lenders[1]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[2]	CUSIP Number

[7.	Trade Date: ][3]

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[1]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[3]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

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[Consented to and][4] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

[Consented to:][5]

PARENT BORROWER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	VENTAS, INC., a Delaware corporation, its general partner

By:
Name:
Title:

[BANK OF AMERICA, N.A., as
Issuing Bank and Swingline Lender

By:
Name:
Title:][6]

[4]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[5]	To be added only if the consent of the Borrowers and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.
[6]	To be added only if the consent of other parties (i.e., the Borrowers, the Issuing Bank and/or the Swingline Lender) is required by the terms of the Credit Agreement.

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Annex 1

to Assignment and Assumption

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Fundamental Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Guarantors, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Fundamental Document or (iv) the performance or observance by the Borrower or the Guarantors, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Fundamental Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, it has delivered (or will promptly deliver) to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Fundamental Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Fundamental Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that accrue from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

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